EXHIBIT 99.2

FIRST QUARTER 2008

Supplemental Operating and Financial Data

Camden City Centre - Houston, TX
379 Apartment Homes
Currently in Lease-Up

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500 Fax: 713-354-2700
www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

Camden Property Trust Announces First Quarter 2008 Operating Results

HOUSTON--(BUSINESS WIRE)--Camden Property Trust (NYSE:CPT) announced that its funds from operations (“FFO”) for the first quarter of 2008 totaled $0.89 per diluted share or $52.3 million, as compared to $0.89 per diluted share or $55.9 million for the same period in 2007. The Company reported net income (“EPS”) of $14.9 million or $0.27 per diluted share for the first quarter of 2008, as compared to $13.0 million or $0.22 per diluted share for the same period in 2007. EPS for the three months ended March 31, 2008 included a $0.13 per diluted share impact from gain on sale of properties, including discontinued operations. A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

Same-Property Results

For the 43,480 apartment homes included in consolidated same-property results, first quarter 2008 same-property net operating income (“NOI”) increased 1.4% compared to the first quarter of 2007, with revenues increasing 1.5% and expenses increasing 1.6%. On a sequential basis, first quarter 2008 same-property NOI declined 1.2% compared to the fourth quarter of 2007, with revenues increasing 0.5% and expenses increasing 3.5% compared to the prior quarter. Same-property physical occupancy levels for the portfolio averaged 93.8% during the first quarter of 2008, compared to 94.5% in the first quarter of 2007 and 93.6% in the fourth quarter of 2007.

The Company defines same-property communities as communities owned and stabilized as of January 1, 2007, excluding properties held for sale and communities under redevelopment. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

Development Activity

During the first quarter, lease-up was completed at Camden Old Creek in San Marcos, CA, a $92.2 million project that is currently 94% occupied. As of March 31, 2008, Camden had three wholly-owned apartment communities which were completed and in lease-up: Camden Royal Oaks in Houston, TX, a $21.0 million project that is currently 86% leased; Camden Monument Place in Fairfax, VA, a $62.4 million project that is currently 88% leased; and Camden City Centre in Houston, TX, a $51.6 million project that is currently 77% leased. The Company also had one joint venture community which was completed and in lease-up: Camden Plaza in Houston, TX, a $40.8 million project that is currently 80% leased.

The Company has eight additional communities currently under construction and in lease-up: Camden Potomac Yard in Arlington, VA, a $110.0 million project that is currently 34% leased; Camden Summerfield in Landover, MD, a $68.0 million project that is currently 36% leased; Camden Orange Court in Orlando, FL, a $49.0 million project that is currently 14% leased; Camden Dulles Station in Oak Hill, VA, a $77.0 million project that is currently 9% leased; Camden Cedar Hills in Austin, TX, a $27.0 million project that is currently 3% leased; Camden Whispering Oaks in Houston, TX, a $30.0 million project that is currently 3% leased; Camden College Park in College Park, MD, a $139.9 million joint venture project that is currently 32% leased; and Camden Main & Jamboree in Irvine, CA, a $115.0 million joint venture project that is currently 27% leased.

Camden’s current development pipeline under construction includes six wholly-owned communities comprising 1,778 apartment homes with a total budgeted cost of $361.0 million. The Company also has five joint venture communities under construction comprising 1,605 apartment homes with a total budgeted cost of $376.7 million.

Camden’s future development pipeline currently consists of 18 potential developments comprising 5,855 apartment homes and a total estimated cost of $1.5 billion. The future pipeline represents projects in the early phase of the development process for which Camden either owns the land, has an option to acquire the land or enter into a leasehold interest, or is the buyer under a long-term conditional contract.

Disposition Activity

During the quarter, the Company disposed of Camden Ridgeview, a 167-home apartment community in Austin, TX for $10.6 million, resulting in a gain on sale of $6.1 million. The Company also sold 4,100 square feet of retail space adjacent to its regional office in Las Vegas for $1.4 million, resulting in a gain on sale of $1.1 million.

Properties and Land Held for Sale

At March 31, 2008, Camden had two operating communities consisting of 272 apartment homes held for sale: Camden Pinnacle, a 224-home apartment community in Denver, CO; and Oasis Sands, a 48-home apartment community in Las Vegas, NV.

The Company also had 4.6 acres of undeveloped land in Boca Raton, FL and Dallas, TX classified as held for sale at quarter-end.

Stock Repurchase

During the first quarter of 2008, Camden repurchased 690,400 common shares at an average price per share of $43.41, for a total of $30.0 million. The Company completed a total of $230.1 million of common share repurchases during 2007 and early 2008.

Earnings Guidance

Camden’s earnings guidance for 2008 is based on its current and expected views of the apartment market and general economic conditions. Full-year 2008 FFO is expected to be $3.60 to $3.80 per diluted share, and full-year 2008 EPS is expected to be $0.57 to $0.77 per diluted share. Second quarter 2008 earnings guidance is $0.87 to $0.91 per diluted share for FFO and $0.08 to $0.12 per diluted share for EPS. Guidance for EPS excludes potential future gains on the sale of properties. Camden intends to update its earnings guidance to the market on a quarterly basis. A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.

Conference Call

The Company will hold a conference call on Friday, May 2, 2008 at 10:00 a.m. Central Time to review its first quarter 2008 results and discuss its outlook for future performance. To participate in the call, please dial (800) 860-2442 (domestic) or (412) 858-4600 (international) by 9:50 a.m. Central Time and request the Camden Property Trust First Quarter 2008 Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Annual Meeting of Shareholders

Camden’s Annual Meeting of Shareholders will be held on May 6, 2008 at the Renaissance Hotel, 6 East Greenway Plaza, Houston, Texas, at 1:30 p.m., Central Standard Time. The Company’s proxy statement, 10-K, and Annual Report to Shareholders are available in the Investor Relations section of the company’s website at www.camdenliving.com. If you wish to receive hard copies of these documents, please contact Camden’s Investor Relations Department at ir@camdenliving.com.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

About Camden

Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 181 properties containing 62,918 apartment homes across the United States. Upon completion of 11 properties under development, the Company’s portfolio will increase to 66,301 apartment homes in 192 properties. Camden was recently named to FORTUNE® Magazine’s list of the “100 Best Companies to Work For.”

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS (In thousands, except per share, property data amounts and ratios)
(Unaudited)
	Three Months Ended March 31,
	2008		2007
Total property revenues (a)	$156,723		$147,676

EBITDA	87,340		86,159

Net income	14,915		13,037
Per share - basic	0.27		0.22
Per share - diluted	0.27		0.22

Income from continuing operations	8,560		11,121
per share - basic	0.16		0.19
per share - diluted	0.16		0.19

Funds from operations	52,330		55,919
Per share - diluted	0.89		0.89

Dividends per share	0.70		0.69
Dividend payout ratio	78.7%		77.5%

Interest expensed (including discontinued operations)	32,775		27,911
Interest capitalized	5,360		5,136
Total interest incurred	38,135		33,047

Principal amortization	3,280		3,535
Preferred dividends & distributions	1,750		1,750

Interest expense coverage ratio	2.7	x	3.1	x
Total interest coverage ratio	2.3	x	2.6	x
Fixed charge expense coverage ratio	2.3	x	2.6	x
Total fixed charge coverage ratio	2.0	x	2.2	x

Same property NOI increase (b)	1.4%		5.5%
(# of apartment homes included)	43,480		44,604

Gross turnover of apartment homes (annualized)	60%		59%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	53%		52%

	As of March 31,
	2008		2007
Total assets	$4,892,116		$4,679,880
Total debt	$2,910,958		$2,466,596
Common and common equivalent shares, outstanding end of period (c)	58,611		63,000
Share price, end of period	$50.20		$70.31
Preferred units, end of period	$97,925		$97,925
Book equity value, end of period (d)	$1,682,851		$1,930,941
Market equity value, end of period (d)	$3,042,272		$4,529,530

Debt to total market capitalization ratio	48.9%		35.3%

Unencumbered real estate assets (at cost)
to unsecured debt ratio	194%		225%

(a) Excludes discontinued operations.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2007, excluding properties held for sale and communities under redevelopment.

(c) Includes at March 31, 2008: 55,525 common shares (including 184 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (3,086)

(d) Includes: common shares, preferred and common units, and common share equivalents

Note: Please refer to pages 24 and 25 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended
	March 31,
OPERATING DATA	2008	2007
Property revenues
Rental revenues	$138,793	$133,036
Other property revenues	17,930	14,640
Total property revenues	156,723	147,676

Property expenses
Property operating and maintenance	40,985	38,589
Real estate taxes	17,917	16,049
Total property expenses	58,902	54,638

Non-property income
Fee and asset management income	2,412	2,386
Interest and other income	1,333	1,562
Income on deferred compensation plans	(8,541)	2,306
Total non-property income	(4,796)	6,254

Other expenses
Property management	4,900	4,728
Fee and asset management	1,725	1,620
General and administrative	7,960	8,054
Interest	32,661	27,790
Depreciation and amortization	42,785	39,053
Amortization of deferred financing costs	742	913
Expense on deferred compensation plans	(8,541)	2,306
Total other expenses	82,232	84,464

Income from continuing operations before gain on sale of properties,
equity in income of joint ventures, minority interests and income taxes	10,793	14,828
Gain on sale of properties, including land	1,106	-
Equity in income (loss) of joint ventures	(47)	735
Minority interests
Distributions on perpetual preferred units	(1,750)	(1,750)
Income allocated to common units and other minority interests	(1,269)	(787)
Income from continuing operations before income taxes	8,833	13,026
Income tax expense	(273)	(1,905)
Income from continuing operations	8,560	11,121
Income from discontinued operations	228	2,186
Gain on sale of discontinued operations	6,127	-
Income from discontinued operations allocated to common units	-	(270)
Net income	$14,915	$13,037

PER SHARE DATA
Net income - basic	$0.27	$0.22
Net income - diluted	0.27	0.22
Income from continuing operations - basic	0.16	0.19
Income from continuing operations - diluted	0.16	0.19

Weighted average number of common and
common equivalent shares outstanding:
Basic	54,965	58,813
Diluted	55,625	59,994

PROPERTY DATA
Total operating properties (end of period) (a)	181	187
Total operating apartment homes in operating properties (end of period) (a)	62,918	64,516
Total operating apartment homes (weighted average)	51,763	53,097
Total operating apartment homes - excluding discontinued operations (weighted average)	51,380	49,604

(a) Includes joint ventures and properties held for sale.

Note: Please refer to pages 24 and 25 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended
	March 31,
FUNDS FROM OPERATIONS	2008	2007

Net income	$14,915	$13,037
Real estate depreciation and amortization from continuing operations	41,921	38,338
Real estate depreciation from discontinued operations	17	1,268
Adjustments for unconsolidated joint ventures	1,539	1,086
Income from continuing operations allocated to common units	1,156	736
Income from discontinued operations allocated to common units	-	270
(Gain) loss on sale of operating properties, net of taxes	(1,106)	1,184
(Gain) on sale of discontinued operations	(6,112)	-
Funds from operations - diluted	$52,330	$55,919

PER SHARE DATA
Funds from operations - diluted	$0.89	$0.89
Cash distributions	0.70	0.69

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	58,544	63,021

PROPERTY DATA
Total operating properties (end of period) (a)	181	187
Total operating apartment homes in operating properties (end of period) (a)	62,918	64,516
Total operating apartment homes (weighted average)	51,763	53,097
Total operating apartment homes - excluding discontinued operations (weighted average)	51,380	49,604

(a) Includes joint ventures and properties held for sale.

Note: Please refer to pages 24 and 25 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN				BALANCE SHEETS
				(In thousands)

(Unaudited)	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2008	2007	2007	2007	2007
ASSETS
Real estate assets, at cost
Land	$749,664	$730,548	$714,044	$713,084	$703,850
Buildings and improvements	4,435,787	4,316,472	4,215,662	4,144,075	4,108,955
	5,185,451	5,047,020	4,929,706	4,857,159	4,812,805
Accumulated depreciation	(907,643)	(868,074)	(827,944)	(788,318)	(799,624)
Net operating real estate assets	4,277,808	4,178,946	4,101,762	4,068,841	4,013,181
Properties under development, including land	358,994	446,664	488,620	454,617	410,002
Investments in joint ventures	12,526	8,466	12,243	12,722	8,321
Properties held for sale, including land	23,299	25,253	73,325	72,577	32,879
Total real estate assets	4,672,627	4,659,329	4,675,950	4,608,757	4,464,383
Accounts receivable - affiliates	36,166	35,940	36,171	35,341	34,854
Notes receivable
Affiliates	52,331	50,358	48,172	45,560	43,507
Other	8,710	11,565	11,565	11,565	11,565
Other assets, net (a)	116,010	126,996	129,810	136,524	118,329
Cash and cash equivalents	947	897	1,207	3,058	1,470
Restricted cash	5,325	5,675	5,904	20,053	5,772
Total assets	$4,892,116	$4,890,760	$4,908,779	$4,860,858	$4,679,880

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$2,351,006	$2,265,319	$2,198,628	$2,065,175	$1,897,865
Secured	559,952	562,776	565,564	566,001	568,731
Accounts payable and accrued expenses	90,779	107,403	110,643	128,892	110,486
Accrued real estate taxes	17,769	24,943	42,151	29,785	16,036
Other liabilities (b)	146,817	136,365	117,317	115,547	110,684
Distributions payable	42,942	42,689	44,180	44,982	45,137
Total liabilities	3,209,265	3,139,495	3,078,483	2,950,382	2,748,939

Commitments and contingencies

Minority interests
Perpetual preferred units	97,925	97,925	97,925	97,925	97,925
Common units	97,416	111,624	104,176	105,353	102,217
Other minority interests	8,537	10,403	10,740	10,916	10,335
Total minority interests	203,878	219,952	212,841	214,194	210,477

Shareholders' equity
Common shares of beneficial interest	660	654	654	654	654
Additional paid-in capital	2,227,256	2,209,631	2,207,333	2,204,525	2,199,713
Distributions in excess of net income	(250,845)	(227,025)	(269,667)	(241,711)	(243,786)
Employee notes receivable	(306)	(1,950)	(1,963)	(1,976)	(2,025)
Treasury shares, at cost	(463,574)	(433,874)	(318,902)	(265,210)	(234,092)
Other comprehensive loss (c)	(34,218)	(16,123)	-	-	-
Total shareholders' equity	1,478,973	1,531,313	1,617,455	1,696,282	1,720,464
Total liabilities and shareholders' equity	$4,892,116	$4,890,760	$4,908,779	$4,860,858	$4,679,880

(a) includes:
net deferred charges of:	$10,287	$10,811	$10,308	$11,565	$9,724
value of in place leases of:	$62	$258	$703	$1,091	$61

(b) includes:
deferred revenues of:	$2,575	$2,459	$2,738	$2,937	$3,321
above/below market leases of:	($6)	($13)	$25	$43	$8
distributions in excess of investments in joint ventures of:	$25,065	$23,653	$20,867	$19,549	$18,805
fair value adjustment of derivative instrument:	$34,218	$16,123	-	-	-

(c) Represents the fair value adjustment of the derivative instrument.

CAMDEN								PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT MARCH 31, 2008 (in apartment homes)

	"Same Property"	Non-"Same Property" (a)	Wholly - Owned	Joint Venture	Stabilized Operating	Completed in Lease-up	Total Operating	Under Development	Total
D.C. Metro (b)(c)	2,663	1,494	4,157	-	4,157	368	4,525	1,543	6,068
Las Vegas, NV	2,889	1,128	4,017	4,047	8,064	-	8,064	-	8,064
Los Angeles/Orange County, CA (d)	1,770	-	1,770	421	2,191	-	2,191	290	2,481
San Diego/Inland Empire, CA	846	350	1,196	-	1,196	-	1,196	-	1,196
Tampa, FL	4,613	890	5,503	-	5,503	-	5,503	-	5,503
Dallas, TX	6,345	424	6,769	456	7,225	-	7,225	-	7,225
Houston, TX (e)	3,350	894	4,244	1,216	5,460	886	6,346	733	7,079
SE Florida	2,520	-	2,520	-	2,520	-	2,520	-	2,520
Charlotte, NC	3,286	288	3,574	-	3,574	-	3,574	-	3,574
Orlando, FL	3,296	-	3,296	-	3,296	-	3,296	261	3,557
Atlanta, GA	3,202	-	3,202	-	3,202	-	3,202	-	3,202
Denver, CO	1,985	224	2,209	320	2,529	-	2,529	-	2,529
Raleigh, NC	2,220	484	2,704	-	2,704	-	2,704	-	2,704
Phoenix, AZ	1,441	-	1,441	992	2,433	-	2,433	-	2,433
Austin, TX (f)	2,358	253	2,611	-	2,611	-	2,611	556	3,167
Other	696	1,066	1,762	3,237	4,999	-	4,999	-	4,999

Total Portfolio	43,480	7,495	50,975	10,689	61,664	1,254	62,918	3,383	66,301

(a) Includes ten redevelopment properties (3,512 apartment homes) and two properties held for sale and reported in discontinued operations (272 apartment homes).
(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.
(c) 508 units under development in College Park, MD are held through a joint venture investment.
(d) 290 units under development in Irvine, CA are held through a joint venture investment.
(e) 459 units under development and 271 units completed in lease-up in Houston, TX are held through joint venture investments.
(f) 348 units under development in Austin, TX are held through a joint venture investment.

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION					WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (h)

	"Same Property"	Operating	Incl. JVs at		Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	Communities	Communities (f)	Pro Rata % (g)		2008	2007	2007	2007	2007
D.C. Metro	10.4%	14.3%	13.8%		94.4%	94.2%	95.6%	95.8%	95.5%
Las Vegas, NV	6.5%	7.6%	8.7%		93.9%	93.7%	94.6%	95.3%	95.5%
Los Angeles/Orange County, CA	7.9%	6.6%	6.6%		93.5%	93.9%	94.5%	93.3%	92.7%
San Diego/Inland Empire, CA	3.1%	3.5%	3.4%		94.5%	95.1%	94.3%	93.1%	93.8%
Tampa, FL	8.3%	8.1%	7.8%		93.8%	92.6%	93.3%	94.2%	94.5%
Dallas, TX	9.1%	8.1%	7.9%		92.7%	92.5%	93.5%	94.6%	94.4%
Houston, TX	6.1%	7.1%	7.3%		95.2%	94.6%	95.2%	95.2%	95.0%
SE Florida	8.9%	7.5%	7.3%		94.3%	94.3%	95.4%	95.4%	96.2%
Charlotte, NC	7.5%	6.7%	6.5%		92.9%	93.8%	95.2%	95.7%	95.1%
Orlando, FL	7.0%	5.8%	5.6%		93.9%	92.9%	93.6%	93.5%	92.6%
Atlanta, GA	6.9%	5.9%	5.6%		93.5%	94.1%	95.6%	94.7%	93.5%
Denver, CO	4.9%	4.4%	4.6%		94.5%	95.5%	96.1%	96.0%	94.5%
Raleigh, NC	4.6%	4.6%	4.5%		94.1%	92.5%	93.8%	95.0%	93.4%
Phoenix, AZ	3.3%	2.7%	2.9%		93.2%	93.4%	94.5%	94.2%	95.1%
Austin, TX	3.9%	3.9%	3.7%		94.1%	93.8%	94.3%	94.7%	93.8%
Other	1.6%	3.2%	3.8%		94.8%	94.3%	95.0%	95.5%	94.9%

Total Portfolio	100.0%	100.0%	100.0%		93.9%	93.7%	94.5%	94.9%	94.6%

(f) Operating communities include wholly-owned communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(g) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(h) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up, under development, or under redevelopment.

CAMDEN		COMPONENTS OF
		PROPERTY NET OPERATING INCOME
		(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended March 31,
Property Revenues	Homes	2008	2007	Change
"Same Property" Communities (a)	43,480	$129,340	$127,479	$1,861
Non-"Same Property" Communities (b)	3,711	13,286	9,307	3,979
Development and Lease-Up Communities (c)	2,761	3,053	265	2,788
Redevelopment Communities (d)	3,512	9,829	9,495	334
Dispositions / Other (e)	-	1,215	1,130	85
Total Property Revenues	53,464	$156,723	$147,676	$9,047

Property Expenses
"Same Property" Communities (a)	43,480	$48,012	$47,247	$765
Non-"Same Property" Communities (b)	3,711	4,296	2,912	1,384
Development and Lease-Up Communities (c)	2,761	2,075	355	1,720
Redevelopment Communities (d)	3,512	3,943	3,526	417
Dispositions / Other (e)	-	576	598	(22)
Total Property Expenses	53,464	$58,902	$54,638	$4,264

Property Net Operating Income
"Same Property" Communities (a)	43,480	$81,328	$80,232	$1,096
Non-"Same Property" Communities (b)	3,711	8,990	6,395	2,595
Development and Lease-Up Communities (c)	2,761	978	(90)	1,068
Redevelopment Communities (d)	3,512	5,886	5,969	(83)
Dispositions / Other (e)	-	639	532	107
Total Property Net Operating Income	53,464	$97,821	$93,038	$4,783

Income from Discontinued Operations (f)		Three Months Ended March 31,
		2008	2007
Property Revenues		$841	$6,806
Property Expenses		482	3,231
Property Net Operating Income		359	3,575
Interest		(114)	(121)
Depreciation and Amortization		(17)	(1,268)
Minority Interest		-	(270)
Gain on sale of discontinued operations		6,127	-
Income from Discontinued Operations		$6,355	$1,916

Notes:
(a)		"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2007, excluding properties held for sale.
(b)		Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2007, excluding properties held for sale.
(c)		Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2007, excluding properties held for sale.
(d)		Redevelopment Communities are non-stabilized communities redeveloped by the Company after January 1, 2007, excluding properties held for sale.
(e)		Disposition Communities include those communities disposed of by the Company which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental properties. "Other" property revenues includes the amortization of above and below market leases of communities acquired during 2007.

(f)		Represents operating results for communities disposed of during 2007 and 2008 or held for sale at March 31, 2008, of which Camden has, or expects to have, no continuing involvement.

			"SAME PROPERTY"
CAMDEN							FIRST QUARTER COMPARISONS
							March 31, 2008
					(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	1Q08	1Q07	Growth	1Q08	1Q07	Growth	1Q08	1Q07	Growth

D.C. Metro	$11,769	$11,757	0.1%	$3,313	$3,183	4.1%	$8,456	$8,574	(1.4%)
Las Vegas, NV	7,897	7,968	(0.9%)	2,614	2,524	3.6%	5,283	5,444	(3.0%)
Los Angeles/Orange County, CA	8,960	8,428	6.3%	2,529	2,407	5.1%	6,431	6,021	6.8%
San Diego/Inland Empire, CA	3,960	3,803	4.1%	1,420	1,381	2.8%	2,540	2,422	4.9%
Tampa, FL	11,822	12,145	(2.7%)	5,094	5,194	(1.9%)	6,728	6,951	(3.2%)
Dallas, TX	14,095	13,773	2.3%	6,680	6,546	2.0%	7,415	7,227	2.6%
Houston, TX	8,470	8,170	3.7%	3,488	3,394	2.8%	4,982	4,776	4.3%
SE Florida	11,506	11,696	(1.6%)	4,273	4,456	(4.1%)	7,233	7,240	(0.1%)
Charlotte, NC	9,499	9,203	3.2%	3,397	3,235	5.0%	6,102	5,968	2.2%
Orlando, FL	9,094	9,291	(2.1%)	3,388	3,418	(0.9%)	5,706	5,873	(2.8%)
Atlanta, GA	8,993	8,833	1.8%	3,353	3,177	5.5%	5,640	5,656	(0.3%)
Denver, CO	5,670	5,338	6.2%	1,680	1,715	(2.0%)	3,990	3,623	10.1%
Raleigh, NC	5,695	5,375	6.0%	2,004	1,943	3.1%	3,691	3,432	7.5%
Phoenix, AZ	4,041	4,223	(4.3%)	1,378	1,321	4.3%	2,663	2,902	(8.2%)
Austin, TX	5,796	5,388	7.6%	2,640	2,590	1.9%	3,156	2,798	12.8%
Other	2,073	2,088	(0.7%)	761	763	(0.3%)	1,312	1,325	(1.0%)

Total Same Property	$129,340	$127,479	1.5%	$48,012	$47,247	1.6%	$81,328	$80,232	1.4%

	Apartment Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	1Q08	1Q07	Change	1Q08	1Q07	Change

D.C. Metro	2,663		10.4%	94.6%	95.5%	(0.9%)	$1,446	$1,454	(0.6%)
Las Vegas, NV	2,889		6.5%	93.6%	95.8%	(2.2%)	869	872	(0.4%)
Los Angeles/Orange County, CA	1,770		7.9%	93.7%	92.5%	1.2%	1,659	1,634	1.5%
San Diego/Inland Empire, CA	846		3.1%	94.5%	93.8%	0.7%	1,528	1,525	0.2%
Tampa, FL	4,613		8.3%	94.3%	94.8%	(0.5%)	796	834	(4.5%)
Dallas, TX	6,345		9.1%	92.7%	94.4%	(1.7%)	692	682	1.5%
Houston, TX	3,350		6.1%	95.1%	95.1%	(0.0%)	797	777	2.5%
SE Florida	2,520		8.9%	94.3%	96.2%	(1.9%)	1,473	1,471	0.2%
Charlotte, NC	3,286		7.5%	92.9%	95.4%	(2.5%)	926	894	3.5%
Orlando, FL	3,296		7.0%	93.9%	92.6%	1.3%	891	932	(4.4%)
Atlanta, GA	3,202		6.9%	93.5%	93.5%	0.0%	910	900	1.1%
Denver, CO	1,985		4.9%	94.7%	94.4%	0.3%	893	849	5.2%
Raleigh, NC	2,220		4.6%	94.0%	93.4%	0.6%	779	763	2.1%
Phoenix, AZ	1,441		3.3%	93.0%	94.9%	(1.9%)	920	933	(1.4%)
Austin, TX	2,358		3.9%	94.1%	93.6%	0.5%	755	734	2.8%
Other	696		1.6%	93.3%	94.5%	(1.2%)	962	957	0.5%

Total Same Property	43,480		100.0%	93.8%	94.5%	(0.7%)	$948	$945	0.3%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2007, excluding properties held for sale and communities under redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN			JOINT VENTURE OPERATIONS
	(In thousands, except per share and property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended
	March 31,
OPERATING DATA (a)	2008	2007
Property Revenues
Rental revenues	$5,568	$4,855
Other property revenues	710	538
Total property revenues	6,278	5,393

Property Expenses
Property operating and maintenance	1,860	1,442
Real estate taxes	620	440
Total property expenses	2,480	1,882

Net Operating Income (NOI)	3,798	3,511

Other expenses
Interest	2,146	1,682
Depreciation and amortization	1,559	1,072
Other	140	22
Total other expenses	3,845	2,776

Equity in income (loss) of joint ventures	($47)	$735

	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2008	2007	2007	2007	2007
BALANCE SHEET DATA (b)
Real estate assets, net	$1,086,732	$1,075,437	$1,063,675	$1,045,006	$995,189
Cash and other assets, net	26,440	23,762	26,621	25,816	26,109
Total assets	$1,113,172	$1,099,199	$1,090,296	$1,070,822	$1,021,298

Notes payable	$895,471	$883,972	$859,786	$838,937	$795,329
Notes payable due to Camden	51,086	50,358	47,406	45,043	43,412
Other liabilities	15,616	15,144	17,013	18,782	10,463
Total liabilities	$962,173	$949,474	$924,205	$902,762	$849,204

Members' equity	150,999	149,725	166,091	168,060	172,094
Total liabilities and members' equity	$1,113,172	$1,099,199	$1,090,296	$1,070,822	$1,021,298

Camden's equity investment	$12,526	$8,466	$12,243	$12,722	$8,321
Distributions in excess of investment in joint ventures	($25,065)	($23,653)	($20,867)	($19,549)	($18,805)

Camden's pro-rata share of debt	$226,828	$222,278	$210,476	$204,480	$184,778

PROPERTY DATA (end of period)
Total operating properties	37	37	37	36	36
Total operating apartment homes	10,960	10,960	10,960	10,689	10,689
Pro rata share of operating apartment homes	2,153	2,153	2,153	2,072	2,072
Total development properties	5	4	4	5	5
Total development apartment homes	1,605	1,257	1,257	1,528	1,528
Pro rata share of development apartment homes	447	377	377	458	458

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.

CAMDEN								CURRENT DEVELOPMENT PIPELINE

(Unaudited)

DEVELOPMENT PIPELINE AS OF MARCH 31, 2008 ($ in millions)

						Estimated/Actual Dates for
		Total	Total	Cost		Construction	Initial	Construction	Stabilized	As of 4/27/08
Completed Communities		Homes	Budget	to Date		Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Royal Oaks	236	$22.0	$21.0		2Q05	2Q06	3Q06	3Q08	86%	68%
	Houston, TX
2.	Camden Monument Place	368	64.0	$62.4		1Q05	2Q07	4Q07	2Q08	88%	82%
	Fairfax, VA
3.	Camden City Centre	379	54.0	$51.6		1Q06	2Q07	4Q07	3Q08	77%	72%
	Houston, TX

Total Completed Communities		983	$140.0	$135.0						83%	75%

								Estimated/Actual Dates for
		Total	Total	Cost	Amount	Construction	Initial	Construction	Stabilized	As of 4/27/08
Development Communities		Homes	Budget	to Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied

UNDER CONSTRUCTION
4.	Camden Potomac Yard	378	$110.0	$103.8	$0.9	1Q05	3Q07	2Q08	1Q09	34%	30%
	Arlington, VA
5.	Camden Summerfield	291	68.0	61.2	5.9	2Q06	4Q07	4Q08	1Q09	36%	27%
	Landover, MD
6.	Camden Orange Court	261	49.0	44.1	15.5	2Q06	1Q08	3Q08	1Q09	14%	7%
	Orlando, FL
7.	Camden Dulles Station	366	77.0	59.5	49.1	1Q06	2Q08	1Q09	3Q09	9%	7%
	Oak Hill, VA
8.	Camden Cedar Hills (a)	208	27.0	15.1	14.5	2Q07	2Q08	4Q08	1Q09	3%	1%
	Austin, TX
9.	Camden Whispering Oaks	274	30.0	14.4	13.9	3Q07	2Q08	1Q09	3Q09	3%	2%
	Houston, TX

Total Development Communities		1,778	$361.0	$298.1	$99.8

Additional land held for development (b)					259.2

Total Properties Under Development (per Balance Sheet)					$359.0

NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
								Total Cost	1Q08 NOI
Development Communities stabilized at quarter end								$92.2	$0.8
Completed Communities in lease-up								135.0	1.1
Development Communities								298.1	(0.1)
	Total Development NOI Contribution							$525.3	$1.8

(a) Formerly known as Camden Circle C.
(b) Please refer to the future development pipeline summary on page 17.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN						JOINT VENTURE DEVELOPMENT PIPELINE

(Unaudited)

JOINT VENTURE DEVELOPMENT PIPELINE AS OF MARCH 31, 2008 ($ in millions)

							Estimated/Actual Dates for
		Total	Total	Cost	Amount	Construction	Initial	Construction	Stabilized	As of 4/27/08
Joint Venture Camden Developed Communities		Homes	Budget	to Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied

COMPLETED AND IN LEASE-UP
1.	Camden Plaza	271	$42.9	$40.8	$0.0	1Q06	2Q07	3Q07	3Q08	80%	71%
	Houston, TX

UNDER CONSTRUCTION
2.	Camden College Park	508	139.9	122.4	61.2	3Q06	4Q07	4Q08	4Q09	32%	27%
	College Park, MD
3.	Camden Main & Jamboree	290	115.0	109.1	40.1	3Q04	4Q07	2Q08	1Q09	27%	21%
	Irvine, CA
4.	Camden Amber Oaks	348	40.0	11.4	11.4	4Q07	4Q08	2Q09	3Q10
	Austin, TX

Total Joint Venture Camden Developed Communities		1,417	$337.8	$283.7	$112.7

					Camden	Camden	Estimated/Actual Dates for
		Total	Total	Cost	Equity	Mezzanine	Construction	Stabilized
Joint Venture Third Party Developed Communities		Homes	Budget	to Date	Invested	Invested	Start	Operations

UNDER CONSTRUCTION
1.	Braeswood Place	340	$48.6	$24.3	$1.4	$ 8.1	1Q07	4Q09
	Houston, TX
2.	Belle Meade	119	33.2	11.0	1.0	$ 5.4	2Q07	3Q09
	Houston, TX

Total Joint Venture Third Party Developed Communities		459	$81.8	$35.2	$2.4	$ 13.5

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN		FUTURE DEVELOPMENT PIPELINE
		& LAND HELD FOR SALE

(Unaudited)

DEVELOPMENT PIPELINE AS OF MARCH 31, 2008 ($ in millions)

		Projected	Estimated	Cost
PIPELINE COMMUNITIES (a)		Homes	Budget	to Date

PRE CONSTRUCTION
1.	Camden Montague	192	$33.0	$7.2
	Tampa, FL
2.	Camden South Capitol	276	110.0	24.4
	Washington, DC
3.	Camden Lake Nona	432	70.0	19.4
	Orlando, FL
4.	Camden Noma I	313	150.0	23.2
	Washington, DC
5.	Camden Lincoln Station	271	60.0	6.9
	Denver, CO
6.	Camden Deer Springs	428	85.0	18.3
	Las Vegas, NV
7.	Camden North Lamar	290	55.0	9.0
	Austin, TX
8.	Camden McGowen Station	237	48.0	10.2
	Houston, TX
9.	Camden Highlands	400	80.0	12.7
	Broomfield, CO

PRE DEVELOPMENT
10.	Camden Summerfield II	187	55.0	17.9
	Landover, MD
11.	Camden Selma and Vine	306	250.0	35.6
	Hollywood, CA
12.	Camden Sutherland (b)	253	45.0	2.8
	Houston, TX
13.	Camden City Centre II	239	40.0	7.4
	Houston, TX
14.	Camden Amber Oaks II	244	30.0	3.6
	Austin, TX
15.	Camden Noma II	400	192.0	28.4
	Washington, DC
16.	Camden Andrau	601	57.0	8.2
	Houston, TX
17.	Camden Countryway	348	60.0	14.6
	Tampa, FL

UNDER CONTRACT
18.	Camden Celebration	438	75.0	0.0
	Orlando, FL

Subtotal Development Pipeline		5,855	$1,495.0	$249.8

Other (c)				9.4

Total Development Pipeline				$259.2

				Current
LAND HELD FOR SALE AS OF MARCH 31, 2008 ($ in millions)			Acres	Book Value
1.	Southeast Florida		2.2	$7.3
2.	Dallas		2.4	1.8

Total Land Parcels Held For Sale:			4.6	$9.1

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.
(b) Camden Sutherland is owned in a fully consolidated joint venture, of which Camden retains a 25% ownership.
(c) Includes land holdings no longer under active development and predevelopment costs incurred in pursuit of new developments for which future development is probable.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN							REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF MARCH 31, 2008 ($ in millions)

			Homes			Estimated/Actual Dates for
		Total	Redeveloped	Total	Cost	Redevelopment	Redevelopment	Project	1Q08 Average
Communities		Homes	To Date	Budget	to Date	Start	Completion	Restabilization	% Occupied
1.	Camden Breakers	288	284	$1.2	$0.9	4Q06	2Q08	2Q08	89%
	Corpus Christi, TX
2.	Camden Canyon	200	177	2.9	2.7	1Q07	2Q08	3Q08	95%
	Las Vegas, NV
3.	Camden Del Mar	560	500	8.7	8.0	1Q07	2Q08	3Q08	87%
	Las Vegas, NV
4.	Camden Fairways	320	270	5.3	4.8	1Q07	2Q08	3Q08	86%
	Henderson, NV
5.	Camden Foxcroft	156	60	1.4	0.5	4Q07	1Q09	2Q09	92%
	Charlotte, NC
6.	Camden Glen Lakes	424	424	7.0	7.0	4Q06	1Q08	2Q08	90%
	Dallas, TX
7.	Camden Providence Lakes	260	260	2.3	2.3	4Q06	1Q08	2Q08	89%
	Brandon, FL
8.	Camden Touchstone	132	132	1.3	1.1	4Q06	1Q08	2Q08	93%
	Charlotte, NC
9.	Camden Vanderbilt	894	883	8.2	7.3	4Q06	2Q08	3Q08	85%
	Houston, TX
10.	Camden Westshore	278	278	1.8	1.8	4Q06	1Q08	2Q08	89%
	Tampa, FL

Total		3,512	3,268	$40.0	$36.4				88%

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN		NOTES RECEIVABLE SUMMARY

(Unaudited)

NOTES RECEIVABLE AS OF MARCH 31, 2008 ($ in thousands)

			03/31/08	03/31/08	12/31/07
			Total	Note	Note
Location	Current Property Type	Current Status	Homes	Balance	Balance
Irvine, CA	Multifamily	Development	290	$21,055	$20,338
Houston, TX	Multifamily	Development/Predevelopment	831	30,897	33,034
College Park, MD	Multifamily	Development	508	8,477	8,186
Charlotte, NC	Multifamily	Land Under Contract	-	612	365

Total Notes Receivable:			1,629	$61,041	$61,923

Weighted Average Interest Rate Recognized:				10.3%	11.5%

CAMDEN			ACQUISITIONS & DISPOSITIONS

(Unaudited)

2008 ACQUISITION/DISPOSITION ACTIVITY
Apartment Homes/
Dispositions		Location	Property Type	Retail Square Feet	Year Built	Closing Date
1.	Retail Center	Las Vegas, NV	Retail	4,100 Square Feet	NA	02/05/08
2.	Camden Ridgeview	Austin, TX	Multifamily	167	1984	02/28/08

Total Disposition Volume:		$12.0 million		167 apartment homes
4,100 Square Feet

Dispositions to Joint Ventures		Location	Property Type	Acreage	Year Built	Closing Date
1.	Camden Amber Oaks (a)	Austin, TX	Undeveloped Land	14.3 Acres	N/A	03/07/08

Total Disposition to Joint Ventures Volume:		$4.8 million (a)		14.3 Acres

(a) Represents value of partnership interests for undeveloped land parcel sold on March 7, 2008.

CAMDEN					DEBT ANALYSIS
			(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF MARCH 31, 2008: (a)
					Weighted Average
	Future Scheduled Repayments			Percent	Interest Rate on
Year	Amortization	Maturities	Total	of Total	Maturing Debt
2008	$8,557	$188,879	$197,435	6.8%	4.8%
2009	7,772	190,324	198,096	6.8%	5.0%
2010	7,026	445,677	452,703	15.6%	5.1%
2011	4,033	244,233	248,266	8.5%	6.5%
2012	2,913	769,541	772,454	26.5%	5.4%
2013	1,624	225,831	227,455	7.8%	5.4%
Thereafter	45,920	567,629	613,549	21.1%	5.3%
Total Maturing Debt	$77,845	$2,632,113	$2,709,958	93.1%	5.4%

Unsecured Line of Credit	0	201,000	201,000	6.9%	3.4%
Total Debt	$77,845	$2,833,113	$2,910,958	100.0%	5.2%

Weighted Average Maturity of Debt		4.6 Years	(excluding line of credit)

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate
Floating rate debt		$258,374	8.9%	3.5%
Fixed rate debt		2,652,584	91.1%	5.4%
Total		$2,910,958	100.0%	5.2%

				Weighted Average
SECURED vs. UNSECURED DEBT:		Balance	% of Total	Interest Rate
Unsecured debt		$2,351,006	80.8%	5.3%
Secured debt		559,952	19.2%	4.8%
Total		$2,910,958	100.0%	5.2%

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate
Conventional fixed-rate mortgage debt		$496,257	88.6%	4.9%
Tax exempt fixed rate debt		6,321	1.1%	7.3%
Tax exempt variable rate debt		57,374	10.3%	3.7%
Total		$559,952	100.0%	4.8%

REAL ESTATE ASSETS: (b)		Total Homes	% of Total	Total Cost	% of Total
Unencumbered real estate assets		45,383	83.9%	$4,553,507	81.7%
Encumbered real estate assets		8,701	16.1%	1,019,806	18.3%
Total		54,084	100.0%	$5,573,313	100.0%

	Ratio of unencumbered assets at cost to unsecured debt is 1.9 times

UNCONSOLIDATED, NON-RECOURSE DEBT:
Pro-Rata Share of Debt		$226,828
Weighted Average Interest Rate		5.3%

(a) Debt maturities exclude unsecured line of credit, which after all extensions matures in January 2011.
(b) Real estate assets include communities under development and exclude communities held through joint ventures.

CAMDEN			DEBT COVENANT ANALYSIS
		March 31, 2008

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	≤	60%	50%	Yes

Secured Debt to Gross Asset Value	≤	40%	9%	Yes

Consolidated EBITDA to Total Fixed Charges	≥	150%	199%	Yes

Unencumbered Adjusted NOI to Unsecured Interest Expense	>	200%	231%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	≤	60%	51%	Yes

Total Secured Debt to Total Asset Value	≤	40%	10%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	≥	150%	199%	Yes

Consolidated Income Available for Debt Service to Total	>	150%	229%	Yes
Annual Service Charges

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN			CAPITALIZED EXPENDITURES
			& MAINTENANCE EXPENSE
			(In thousands, except unit data)

	First Quarter 2008 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.5 years	$2,320	$45	$686	$13
Appliances	9.1 years	512	10	147	3
Painting	-	-	-	1,275	25
Cabinetry/Countertops	10.0 years	272	5	-	-
Other	8.7 years	809	16	347	7
Exteriors
Painting	5.0 years	160	3	-	-
Carpentry	10.0 years	191	4	-	-
Landscaping	6.0 years	491	9	2,715	52
Roofing	20.0 years	313	6	71	1
Site Drainage	10.0 years	77	1	-	-
Fencing/Stair	10.0 years	81	2	-	-
Other (c)	8.1 years	631	12	1,790	35
Common Areas
Mech., Elec., Plumbing	9.6 years	698	13	671	13
Parking/Paving	5.0 years	45	1	-	-
Pool/Exercise/Facility	7.8 years	602	12	230	4
		$7,202	$139	$7,932	$153

Weighted Average Apartment Homes			51,763		51,763

(a) Includes discontinued operations. Capitalized expenditures for discontinued operations were $49 for the three months ended March 31, 2008. Maintenance expenses for discontinued operations were $63 for the same period.

(b) of capitalized expenses for the three months ended March 31, 2008
(c) Includes in part the following items: site/building repair, masonry/plaster, and general conditions. Costs recorded as repairs and maintenance exclude costs related to our trash removal rebilling program which were included as a component of repairs and maintenance in prior periods but are now included in utility costs during the period.

CAMDEN			NON-GAAP FINANCIAL MEASURES
			DEFINITIONS & RECONCILIATIONS
			(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:

			Three Months Ended
			March 31,
			2008	2007
Net income			$14,915	$13,037
Real estate depreciation and amortization from continuing operations			41,921	38,338
Real estate depreciation from discontinued operations			17	1,268
Adjustments for unconsolidated joint ventures			1,539	1,086
Income from continuing operations allocated to common units			1,156	736
Income from discontinued operations allocated to common units			-	270
(Gain) loss on sale of operating properties, net of taxes			(1,106)	1,184
(Gain) on sale of discontinued operations			(6,112)	-
Funds from operations - diluted			$52,330	$55,919

Weighted average number of common and common equivalent shares outstanding:

EPS diluted			55,625	59,994
FFO diluted			58,544	63,021

Net income per common share - diluted			$0.27	$0.22
FFO per common share - diluted			$0.89	$0.89

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected
FFO per diluted share is provided below:
	2Q08 Range		2008 Range
	Low	High	Low	High

Expected net income per share - diluted	$0.08	$0.12	$0.57	$0.77
Expected difference between EPS and fully diluted FFO shares	(0.01)	(0.01)	($0.03)	($0.03)
Expected real estate depreciation	0.73	0.73	$2.94	$2.94
Expected adjustments for unconsolidated joint ventures	0.04	0.04	$0.13	$0.13
Expected income allocated to common units	0.03	0.03	$0.11	$0.11
Expected (gain) on sale of properties and properties held for sale	0.00	0.00	($0.12)	($0.12)
Expected FFO per share - diluted	$0.87	$0.91	$3.60	$3.80

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN
NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

	Three Months Ended
	March 31,
	2008	2007
Net income	$14,915	$13,037
Fee and asset management income	(2,412)	(2,386)
Interest and other income	(1,333)	(1,562)
Income on deferred compensation plans	8,541	(2,306)
Property management expense	4,900	4,728
Fee and asset management expense	1,725	1,620
General and administrative expense	7,960	8,054
Interest expense	32,661	27,790
Depreciation and amortization	42,785	39,053
Amortization of deferred financing costs	742	913
Expense on deferred compensation plans	(8,541)	2,306
(Gain) loss on sale of properties, including land	(1,106)	-
Equity in income of joint ventures	47	(735)
Distributions on perpetual preferred units	1,750	1,750
Income allocated to common units and other minority interests	1,269	787
Income tax expense	273	1,905
Income tax expense on sale of depreciable operating properties	-	-
Income from discontinued operations	(228)	(2,186)
Gain on sale of discontinued operations	(6,127)	-
Income from discontinued operations allocated to common units	-	270
Net Operating Income (NOI)	$97,821	$93,038

"Same Property" Communities	$81,328	$80,232
Non-"Same Property" Communities	8,990	6,395
Development and Lease-Up Communities	978	(90)
Redevelopment Communities	5,886	5,969
Dispositions / Other	639	532
Net Operating Income (NOI)	$97,821	$93,038

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

	Three Months Ended
	March 31,
	2008	2007
Net income	$14,915	$13,037
Interest expense	32,775	27,911
Amortization of deferred financing costs including discontinued operations	742	913
Depreciation and amortization	42,785	39,053
Distributions on perpetual preferred units	1,750	1,750
Income allocated to common units and other minority interests	1,269	787
Income tax expense	273	1,905
Real estate depreciation from discontinued operations	17	1,268
(Gain) loss on sale of properties, including land	(1,106)	-
Equity in income of joint ventures	47	(735)
Gain on sale of discontinued operations	(6,127)	-
Income from discontinued operations allocated to common units	-	270
EBITDA	$87,340	$86,159

CAMDEN					OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Standard & Poors	BBB+	Stable
	Fitch	BBB+	Stable
	Moody's	Baa1	Stable

Estimated Future Dates:		Q2 '08	Q3 '08	Q4 '08	Q1 '09
Earnings release & conference call		Early Aug	Early Nov	Early Feb	Early May

Dividend Information - Common Shares:		Q1 '08
Declaration Date		03/14/08
Record Date		03/31/08
Payment Date		04/17/08
Distributions Per Share		$0.70

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Dennis M. Steen	Chief Financial Officer
Kimberly A. Callahan	Vice President- Investor Relations & Asset Management

CAMDEN					COMMUNITY TABLE
					Community Statistics as of 3/31/08

(Unaudited)							1Q08 Avg
			Year Placed	Average	Apartment	1Q08 Avg	Market Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	92%	867	1.10
Camden Fountain Palms (1)	Peoria	AZ	1986/1996	1,050	192	94%	819	0.78
Camden Legacy	Scottsdale	AZ	1996	1,067	428	95%	1,008	0.94
Camden Pecos Ranch (1)	Chandler	AZ	2001	924	272	93%	858	0.93
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	93%	1,053	1.01
Camden Sierra (1)	Peoria	AZ	1997	925	288	94%	788	0.85
Camden Towne Center (1)	Glendale	AZ	1998	871	240	94%	805	0.92
Camden Vista Valley	Mesa	AZ	1986	923	357	91%	741	0.80
TOTAL ARIZONA	8	Properties		951	2,433	93%	878	0.92

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	95%	1,654	1.64
Camden Harbor View	Long Beach	CA	2004	975	538	95%	2,036	2.09
Camden Martinique	Costa Mesa	CA	1986	794	714	92%	1,391	1.75
Camden Parkside (1)	Fullerton	CA	1972	836	421	93%	1,299	1.55
Camden Sea Palms	Costa Mesa	CA	1990	891	138	96%	1,589	1.78
Total Los Angeles/Orange County	5	Properties		890	2,191	94%	1,590	1.79

Camden Old Creek	San Marcos	CA	2007	1,037	350	96%	1,471	1.42
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	96%	1,521	1.58
Camden Tuscany	San Diego	CA	2003	896	160	97%	1,910	2.13
Camden Vineyards	Murrieta	CA	2002	1,053	264	91%	1,306	1.24
Total San Diego/Inland Empire	4	Properties		995	1,196	95%	1,511	1.52

TOTAL CALIFORNIA	9	Properties		927	3,387	94%	1,562	1.68

Camden Arbors	Westminster	CO	1986	810	358	93%	726	0.90
Camden Caley	Englewood	CO	2000	925	218	95%	849	0.92
Camden Centennial	Littleton	CO	1985	744	276	96%	701	0.94
Camden Denver West (1)	Golden	CO	1997	1,015	320	96%	1,064	1.05
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	95%	1,077	0.94
Camden Interlocken	Broomfield	CO	1999	1,022	340	96%	1,044	1.02
Camden Lakeway	Littleton	CO	1997	932	451	93%	912	0.98
Camden Pinnacle (2)	Westminster	CO	1985	748	224	90%	669	0.89
TOTAL COLORADO	8	Properties		929	2,529	95%	895	0.96

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	96%	1,330	1.25
Camden Clearbrook	Frederick	MD	2007	1,048	297	94%	1,297	1.24
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	93%	1,441	1.37
Camden Fairfax Corner	Fairfax	VA	2006	934	488	95%	1,545	1.65
Camden Fallsgrove	Rockville	MD	2004	996	268	97%	1,498	1.50
Camden Grand Parc	Washington	DC	2002	674	105	95%	2,227	3.30
Camden Lansdowne	Leesburg	VA	2002	1,006	690	95%	1,282	1.27
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	93%	1,596	1.55
Camden Monument Place (3)	Fairfax	VA	2007	856	368	Lease-up	1,388	1.62
Camden Roosevelt	Washington	DC	2003	856	198	95%	2,186	2.55
Camden Russett	Laurel	MD	2000	992	426	93%	1,325	1.34
Camden Silo Creek	Washington	DC	2004	975	284	94%	1,245	1.28
Camden Westwind	Ashburn	VA	2006	1,036	464	94%	1,268	1.22
TOTAL DC METRO	13	Properties		983	4,525	94%	1,432	1.46

Camden Aventura	Aventura	FL	1995	1,108	379	94%	1,408	1.27
Camden Brickell	Miami	FL	2003	937	405	97%	1,519	1.62
Camden Doral	Miami	FL	1999	1,120	260	97%	1,496	1.34
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	1,572	1.25
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	92%	1,684	1.61
Camden Plantation	Plantation	FL	1997	1,201	502	91%	1,346	1.12
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	97%	1,327	1.19
Total Southeast Florida	7	Properties		1,103	2,520	94%	1,473	1.34

Camden Club	Longwood	FL	1986	1,077	436	93%	904	0.84
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	97%	992	0.92
Camden Lago Vista	Orlando	FL	2005	955	366	96%	962	1.01
Camden Landings	Orlando	FL	1983	748	220	93%	740	0.99
Camden Lee Vista	Orlando	FL	2000	937	492	93%	879	0.94
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	92%	873	0.97
Camden Reserve	Orlando	FL	1990/1991	824	526	92%	791	0.96
Camden World Gateway	Orlando	FL	2000	979	408	97%	997	1.02
Total Orlando	8	Properties		937	3,296	94%	891	0.95

CAMDEN						COMMUNITY TABLE
					Community Statistics as of 3/31/08

(Unaudited)							1Q08 Avg
			Year Placed	Average	Apartment	1Q08 Avg	Market Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	94%	849	0.90
Camden Bay Pointe	Tampa	FL	1984	771	368	94%	720	0.93
Camden Bayside	Tampa	FL	1987/1989	748	832	95%	755	1.01
Camden Citrus Park	Tampa	FL	1985	704	247	94%	704	1.00
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	93%	723	0.99
Camden Lakeside	Brandon	FL	1986	729	228	95%	749	1.03
Camden Live Oaks	Tampa	FL	1990	1,093	770	95%	803	0.73
Camden Preserve	Tampa	FL	1996	942	276	92%	1,066	1.13
Camden Providence Lakes (4)	Brandon	FL	1996	1,024	260	91%	923	0.90
Camden Royal Palms	Brandon	FL	2006	1,017	352	87%	976	0.96
Camden Westshore (4)	Tampa	FL	1986	728	278	91%	841	1.16
Camden Woods	Tampa	FL	1986	1,223	444	95%	855	0.70
Total Tampa/St. Petersburg	12	Properties		897	5,503	94%	816	0.91

TOTAL FLORIDA	27	Properties		955	11,319	94%	984	1.03

Camden Brookwood	Atlanta	GA	2002	912	359	93%	1,001	1.10
Camden Dunwoody	Atlanta	GA	1997	1,007	324	96%	938	0.93
Camden Deerfield	Alpharetta	GA	2000	1,187	292	92%	952	0.80
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	94%	1,032	1.10
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	94%	877	0.85
Camden River	Duluth	GA	1997	1,103	352	93%	904	0.82
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	95%	846	0.74
Camden St. Clair	Atlanta	GA	1997	999	336	93%	961	0.96
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	90%	765	0.76
Camden Sweetwater	Lawrenceville	GA	2000	1,151	308	94%	807	0.70
TOTAL GEORGIA	10	Properties		1,042	3,202	94%	910	0.87

Camden Brookside (1)	Louisville	KY	1987	732	224	96%	626	0.85
Camden Meadows (1)	Louisville	KY	1987/1990	746	400	95%	656	0.88
Camden Oxmoor (1)	Louisville	KY	2000	903	432	95%	792	0.88
Camden Prospect Park (1)	Louisville	KY	1990	916	138	93%	731	0.80
TOTAL KENTUCKY	4	Properties		820	1,194	95%	708	0.86

Camden Passage (1)	Kansas City	MO	1989/1997	834	596	95%	681	0.82
Total Kansas City	1	Property		834	596	95%	681	0.82

Camden Cedar Lakes (1)	Lake St. Louis	MO	1986	852	420	92%	632	0.74
Camden Cove West (1)	Creve Coeur	MO	1990	828	276	96%	851	1.03
Camden Cross Creek (1)	St. Louis	MO	1973/1980	947	591	96%	757	0.80
Camden Westchase (1)	St. Louis	MO	1986	945	160	95%	827	0.88
Total St. Louis	4	Properties		896	1,447	95%	746	0.83

TOTAL MISSOURI	5	Properties		878	2,043	95%	727	0.83

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	92%	870	0.92
Camden Breeze	Las Vegas	NV	1989	846	320	95%	859	1.02
Camden Canyon (4)	Las Vegas	NV	1995	987	200	95%	979	0.99
Camden Commons	Henderson	NV	1988	936	376	90%	913	0.98
Camden Cove	Las Vegas	NV	1990	898	124	97%	870	0.97
Camden Del Mar (4)	Las Vegas	NV	1995	986	560	87%	1,034	1.05
Camden Fairways (4)	Henderson	NV	1989	896	320	86%	1,009	1.13
Camden Hills	Las Vegas	NV	1991	439	184	98%	635	1.45
Camden Legends	Henderson	NV	1994	792	113	90%	928	1.17
Camden Palisades	Las Vegas	NV	1991	905	624	94%	890	0.98
Camden Pines (1)	Las Vegas	NV	1997	982	315	96%	934	0.95
Camden Pointe	Las Vegas	NV	1996	983	252	95%	917	0.93
Camden Summit (1)	Henderson	NV	1995	1,187	234	97%	1,214	1.02
Camden Tiara (1)	Las Vegas	NV	1996	1,043	400	94%	987	0.95
Camden Vintage	Las Vegas	NV	1994	978	368	95%	860	0.88
Oasis Bay (1)	Las Vegas	NV	1990	876	128	93%	858	0.98
Oasis Crossing (1)	Las Vegas	NV	1996	983	72	96%	886	0.90

CAMDEN					COMMUNITY TABLE
					Community Statistics as of 3/31/08

(Unaudited)							1Q08 Avg
			Year Placed	Average	Apartment	1Q08 Avg	Market Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.
Oasis Emerald (1)	Las Vegas	NV	1988	873	132	97%	773	0.89
Oasis Gateway (1)	Las Vegas	NV	1997	1,146	360	94%	950	0.83
Oasis Island (1)	Las Vegas	NV	1990	901	118	94%	747	0.83
Oasis Landing (1)	Las Vegas	NV	1990	938	144	95%	810	0.86
Oasis Meadows (1)	Las Vegas	NV	1996	1,031	383	93%	887	0.86
Oasis Palms (1)	Las Vegas	NV	1989	880	208	92%	817	0.93
Oasis Pearl (1)	Las Vegas	NV	1989	930	90	99%	781	0.84
Oasis Place (1)	Las Vegas	NV	1992	440	240	96%	590	1.34
Oasis Ridge (1)	Las Vegas	NV	1984	391	477	92%	538	1.38
Oasis Sands (2)	Las Vegas	NV	1994	1,125	48	95%	872	0.78
Oasis Sierra (1)	Las Vegas	NV	1998	923	208	94%	922	1.00
Oasis Springs (1)	Las Vegas	NV	1988	838	304	93%	757	0.90
Oasis Vinings (1)	Las Vegas	NV	1994	1,152	234	94%	866	0.75
TOTAL NEVADA	30	Properties		904	8,064	94%	874	0.97

Camden Ballantyne	Charlotte	NC	1998	1,045	400	92%	905	0.87
Camden Cotton Mills	Charlotte	NC	2002	905	180	95%	1,255	1.39
Camden Dilworth	Charlotte	NC	2006	857	145	95%	1,240	1.45
Camden Fairview	Charlotte	NC	1983	1,036	135	96%	835	0.81
Camden Forest	Charlotte	NC	1989	703	208	93%	622	0.88
Camden Foxcroft (4)	Charlotte	NC	1979	940	156	93%	755	0.80
Camden Grandview	Charlotte	NC	2000	1,057	266	93%	1,386	1.31
Camden Habersham	Charlotte	NC	1986	773	240	94%	663	0.86
Camden Park Commons	Charlotte	NC	1997	861	232	92%	728	0.85
Camden Pinehurst	Charlotte	NC	1967	1,147	407	93%	802	0.70
Camden Sedgebrook	Charlotte	NC	1999	972	368	92%	810	0.83
Camden Simsbury	Charlotte	NC	1985	874	100	94%	769	0.88
Camden South End Square	Charlotte	NC	2003	882	299	94%	1,146	1.30
Camden Stonecrest	Charlotte	NC	2001	1,098	306	90%	954	0.87
Camden Touchstone (4)	Charlotte	NC	1986	899	132	94%	753	0.84
Total Charlotte	15	Properties		961	3,574	93%	912	0.95

Camden Crest	Raleigh	NC	2001	1,013	438	93%	785	0.78
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	91%	863	0.83
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	797	0.75
Camden Manor Park	Raleigh	NC	2006	966	484	95%	851	0.88
Camden Overlook	Raleigh	NC	2001	1,060	320	97%	853	0.80
Camden Reunion Park	Apex	NC	2000/2004	972	420	93%	674	0.69
Camden Westwood	Morrisville	NC	1999	1,027	354	94%	749	0.73
Total Raleigh	7	Properties		1,017	2,704	94%	792	0.78

TOTAL NORTH CAROLINA	22	Properties		985	6,278	94%	860	0.87

Camden Valleybrook	Chadds Ford	PA	2002	992	352	95%	1,275	1.29
TOTAL PENNSYLVANIA	1	Property		992	352	95%	1,275	1.29

Camden Briar Oaks	Austin	TX	1980	711	430	93%	613	0.86
Camden Gaines Ranch	Austin	TX	1997	955	390	93%	979	1.03
Camden Huntingdon	Austin	TX	1995	903	398	96%	763	0.85
Camden Laurel Ridge	Austin	TX	1986	702	183	90%	618	0.88
Camden Ridgecrest	Austin	TX	1995	855	284	94%	687	0.80
Camden South Congress	Austin	TX	2001	975	253	95%	1,463	1.50
Camden Stoneleigh	Austin	TX	2001	908	390	95%	863	0.95
Camden Woodview	Austin	TX	1984	644	283	96%	654	1.02
Total Austin	8	Properties		839	2,611	94%	823	0.98

Camden Breakers (4)	Corpus Christi	TX	1996	868	288	89%	874	1.01
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	92%	641	0.83
Camden Miramar (5)	Corpus Christi	TX	1994-2004	482	778	89%	869	1.80
Total Corpus Christi	3	Properties		632	1,410	92%	814	1.29

CAMDEN						COMMUNITY TABLE
						Community Statistics as of 3/31/08

(Unaudited)								1Q08 Avg
				Year Placed	Average	Apartment	1Q08 Avg	Market Rental Rates
Community Name		City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.
	Camden Addison (1)	Addison	TX	1996	942	456	94%	830	0.88
	Camden Buckingham	Richardson	TX	1997	919	464	93%	805	0.88
	Camden Centreport	Ft. Worth	TX	1997	911	268	95%	796	0.87
	Camden Cimarron	Irving	TX	1992	772	286	96%	767	0.99
	Camden Farmers Market	Dallas	TX	2001/2005	932	904	96%	918	0.98
	Camden Gardens	Dallas	TX	1983	652	256	94%	541	0.83
	Camden Glen Lakes (4)	Dallas	TX	1979	877	424	90%	772	0.88
	Camden Lakeview	Irving	TX	1985	853	476	94%	626	0.73
	Camden Legacy Creek	Plano	TX	1995	831	240	96%	808	0.97
	Camden Legacy Park	Plano	TX	1996	871	276	96%	841	0.97
	Camden Oasis	Euless	TX	1986	548	602	75%	531	0.97
	Camden Place	Mesquite	TX	1984	772	442	95%	581	0.75
	Camden Springs	Dallas	TX	1987	713	304	93%	575	0.81
	Camden Towne Village	Mesquite	TX	1983	735	188	96%	627	0.85
	Camden Valley Creek	Irving	TX	1984	855	380	93%	652	0.76
	Camden Valley Park	Irving	TX	1986	743	516	93%	637	0.86
	Camden Valley Ridge	Irving	TX	1987	773	408	92%	594	0.77
	Camden Westview	Lewisville	TX	1983	697	335	95%	603	0.87
	Total Dallas/Ft. Worth	18	Properties		807	7,225	93%	705	0.87

	Camden Baytown	Baytown	TX	1999	844	272	96%	829	0.98
	Camden City Centre (3)	Houston	TX	2007	932	379	Lease-up	1,381	1.48
	Camden Creek	Houston	TX	1984	639	456	92%	587	0.92
	Camden Greenway	Houston	TX	1999	861	756	96%	987	1.15
	Camden Holly Springs (1)	Houston	TX	1999	934	548	97%	902	0.97
	Camden Midtown	Houston	TX	1999	844	337	98%	1,157	1.37
	Camden Oak Crest	Houston	TX	2003	870	364	96%	830	0.95
	Camden Park (1)	Houston	TX	1995	866	288	94%	782	0.90
	Camden Plaza (1)(3)	Houston	TX	2007	915	271	Lease-up	1,365	1.49
	Camden Royal Oaks (3)	Houston	TX	2006	923	236	Lease-up	1,069	1.16
	Camden Steeplechase	Houston	TX	1982	748	290	93%	625	0.83
	Camden Stonebridge	Houston	TX	1993	845	204	98%	822	0.97
	Camden Sugar Grove (1)	Stafford	TX	1997	921	380	95%	843	0.92
	Camden Vanderbilt (4)	Houston	TX	1996/1997	863	894	85%	1,107	1.28
	Camden West Oaks	Houston	TX	1982	726	671	95%	578	0.80
	Total Houston	15	Properties		843	6,346	95%	921	1.09

	TOTAL TEXAS	44	Properties		811	17,592	94%	809	1.00

TOTAL PROPERTIES		181	Properties		910	62,918	94%	949	1.04

(1)	Communities owned through investment in joint venture.
(2)	Communities held for sale as of March 31, 2008.
(3)	Completed communities in lease-up as of March 31, 2008 are excluded from total occupancy numbers.
(4)	Communities under redevelopment as of March 31, 2008 are excluded from total occupancy numbers.
(5)	Miramar is a student housing community which is excluded from total occupancy numbers.